UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

CARMAX AUTO OWNER TRUST 2012-2

(Issuing Entity with respect to Securities)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-174975-04

(Commission File Number)

01-0794037

(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and Item 8.01.    Entry into a Material Definitive Agreement and Other Events

CarMax Auto Funding LLC, a Delaware limited liability company (the “Depositor”) has registered an issuance of $940,000,000 aggregate principal amount of various classes of asset backed notes on Form S-3 (Commission File No. 333-174975), filed on June 17, 2011, and as amended by Pre-Effective Amendment No. 1 on July 6, 2011 (as amended, the “Registration Statement”).

On June 13, 2012, the Depositor entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with The Bank of New York Mellon, as owner trustee (the “Owner Trustee”), and BNY Mellon Trust of Delaware, as Delaware trustee, relating to CarMax Auto Owner Trust 2012-2 (the “Issuing Entity”), a Delaware statutory trust created on November 3, 2011. On June 13, 2012, CarMax Business Services, LLC and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by CarMax Business Services, LLC to the Depositor. On June 13, 2012, the Issuing Entity, the Depositor, CarMax Business Services, LLC, as servicer, and Wells Fargo Bank, National Association, as backup servicer, entered into a Sale and Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On June 13, 2012, the Issuing Entity issued to the Depositor the asset-backed notes, Series 2012-2, Class A-1, Class A-2, Class A-3 and Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, having an aggregate original principal amount of $940,000,000 pursuant to an Indenture entered into between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), on June 13, 2012, a copy of which is filed as an exhibit hereto. On June 13, 2012, the Issuing Entity, the Indenture Trustee and CarMax Business Services, LLC, as administrator, entered into an administration agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Item 9.01.	Exhibits.

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 1, 2012.

4.2	Amended and Restated Trust Agreement among CarMax Auto Funding LLC, as depositor, BNY Mellon Trust of Delaware, as Delaware trustee, and The Bank of New York Mellon, as owner trustee, dated as of June 1, 2012.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as backup servicer, dated as of June 1, 2012.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller and CarMax Auto Funding LLC, as purchaser, dated as of June 1, 2012.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC (Depositor)

Dated: June 13, 2012	By:	/s/ Thomas W. Reedy
	Name:	Thomas W. Reedy
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture between CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 1, 2012.

4.2	Amended and Restated Trust Agreement among CarMax Auto Funding LLC, as depositor, BNY Mellon Trust of Delaware, as Delaware trustee, and The Bank of New York Mellon, as owner trustee, dated as of June 1, 2012.

10.1	Sale and Servicing Agreement among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as backup servicer, dated as of June 1, 2012.

10.2	Receivables Purchase Agreement between CarMax Business Services, LLC, as seller and CarMax Auto Funding LLC, as purchaser, dated as of June 1, 2012.

10.3	Administration Agreement among CarMax Business Services, LLC, as administrator, CarMax Auto Owner Trust 2012-2 and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 1, 2012.